Exhibit 10.2

TERMINATION AGREEMENT ONOPERATING AGREEMENT

运营协议之终止协议

THIS TERMINATION AGREEMENT ONOPERATING AGREEMENT (this “Termination Agreement”) is made and entered into as of the 1st day of July, 2011, by and amongYixing Dragon Path Environment Technology Limited (“Party A”), Jiangsu Zhenyu Environmental Protection Technology Co. Ltd. (“Party B”), and shareholders holding 100% outstanding shares of Party B (the “Shareholders of Party B” or “Party C”). Party A, Party B, and Party Care each referred to in this Termination Agreement as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein shall have the meanings set forth in that certain Operating Agreement (defined in the Recitals below).

本《运营协议之终止协议》（“本终止协议”））由宜兴龙程环保科技有限公司（“甲方”），江苏振宇环保科技有限公司（“乙方”）以及合计持有乙方100%股权的股东（“乙方股东”或“丙方”）于2011年7月1日签订。本终止协议中的甲方、乙方和丙方分别称为“一方”，合称“各方”。本协议中使用但未定义的术语具有与相关运营协议（见以下陈述中的定义）中规定的含义。

RECITALS:

陈述：

WHEREAS, reference is made to that certain Operating Agreement dated as of January 27, 2010 (the “Operating Agreement”), by and among Parties;

鉴于，各方在2010年1月27日签订了《运营协议》（“《运营协议》”）；

WHEREAS, the Parties desire to terminate theOperating Agreement;

鉴于，各方欲终止《运营协议》；

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained, the parties hereto agree as follows:

为此，基于前述考虑和各方合意，各方同意如下：

A. TERMINATION. Subject to the approval of the board of directors of the ultimate parent company of Party A, the Operating Agreement shall be terminated in its entirety on July 1, 2011 and shall be of no further force or effect.

A. 终止。以得到甲方终极母公司董事会通过为条件，《运营协议》自2011年7月1日起终止，不再具有约束力和效力。

B. RELEASE. Each Party agrees to release and further indemnify the other Party from all past, present and future obligations or claims related to the Operating Agreement. Each Party hereby waives any other future right that it otherwise may have under the Operating Agreement.

B. 免除。各方同意免除另一方与《运营协议》相关的所有以前、现在和未来的义务或主张，并使其免遭损害。各方在此放弃其根据《运营协议》将来可能拥有的任何其他权利。

C. FURTHER ASSURANCES. Each Party shall cooperate with, and take such action as may be reasonably requested by, the other Party in order to carry out the provisions and purposes of this Termination Agreement.

C. 进一步保证。各方将和另一方展开协作并采取另一方合理要求的措施，以便实现本终止协议的规定和目的。

D. HEADINGS. The headings in this Termination Agreement are for convenience of reference only and shall not constitute a part of this Termination Agreement, nor shall they affect its meaning, construction or effect.

D. 标题。本终止协议的标题仅为方便参考而设，不构成本终止协议的一部分，也不影响本终止协议的含义、解释或效力。

E. GOVERNING LAW. This Termination Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

E. 管辖法律。本终止协议受中华人民共和国法律管辖并按其解释，且将约束各方及其各自的继承人和允许的受让人，并确保他们的利益。

F. COUNTERPARTS. This Termination Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or other electronic transmission of this signed Termination Agreement shall be legal and binding on all parties hereto.

F. 份数。本终止协议将签署多份，每份均是原件，但共同构成一个文件。经签署的本终止协议的传真件或其他电子传输版本应具有法律效力并对各方具有约束力。

[Following are signature pages.]

[以下是签字页]

IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement as of the date first set forth above.

兹证明，各方在本终止协议页首所载日期签署本终止协议。

PARTY A: Yixing Dragon Path Environment Technology Limited

甲方：宜兴龙程环保科技有限公司

Legal/Authorized Representative: ______________________

法定代表人/授权代表

Name: LI Boping

姓名：李伯平

Title: Executive Director

职务：执行董事

PARTY B: Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.

乙方：江苏振宇环保科技有限公司

Legal/Authorized Representative: ______________________

法定代表人/授权代表

Name: LI Boping

姓名：李伯平

Title: Executive Director

职务：执行董事

SHAREHOLDERSOF PARTY B:

乙方股东：

____________________

LI Boping

李伯平

ID Card No.:320223196212216178

身份证号: 320223196212216178

Owns 71.15% of Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.

持有江苏振宇环保科技有限公司71.15%股权

___________________

DING Qinfen

丁勤芬

ID Card No.: 320223196301176163

身份证号: 320223196301176163

Owns 22.63% of Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.

持有江苏振宇环保科技有限公司22.63%股权

___________________

LI Panhong

李盘洪

ID Card No.: 320223193712276173

身份证号: 320223193712276173

Owns 6.22% of Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.

持有江苏振宇环保科技有限公司6.22%股权